UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 22, 2024
Date of Report (date of earliest event reported)
_________________

Asensus Surgical, Inc.
(Exact name of Registrant as specified in its charter)
_________________
Delaware (State or other jurisdiction of incorporation or organization)	0-19437 (Commission File Number)	11-2962080 (I.R.S. Employer Identification Number)

1 TW Alexander Drive, Suite 160
Durham, NC 27703
(Address of principal executive offices)
919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	ASXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”), on June 7, 2024, Asensus Surgical, Inc., a Delaware corporation, (“Asensus” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated June 6, 2024 , with KARL STORZ Endoscopy-America, Inc., a California corporation (“Parent”), and Karl Storz California Inc., a California corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into Asensus, with Asensus surviving the merger and becoming a wholly owned subsidiary of Parent (referred to as the “Merger”).

All capitalized terms used and not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Merger Agreement.

Item 2.01         Completion of Acquisition or Disposition of Assets.

On August 22, 2024, the remaining conditions to the Merger set forth in the Merger Agreement were satisfied, and pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”) as provided in the Merger Agreement:

(i)
each share of common stock of the Company (the “Common Stock”) then outstanding was converted into the right to receive $0.35 in cash, without interest (the “Merger Consideration”), other than those shares owned by Parent or Merger Sub or the Company (which were cancelled without any consideration);

(ii)
each option to purchase shares of Common Stock issued by the Company (each, a “Company Option”) that was vested and outstanding immediately prior to the Effective Time was cancelled in exchange for an amount in cash equal to (a) the excess, if any, of the Merger Consideration over the exercise price for such Company Option, multiplied by (b) the number of shares of Common Stock subject to such Company Option (net of any applicable tax withholding);

(iii)	any Company Option, whether or not vested, that had a per-share exercise price that was equal to or greater than the Merger Consideration was cancelled for no consideration;

(iv)
each unvested Company Option issued by the Company was cancelled and converted into the contingent right to receive an amount in cash equal to (a) the excess, if any, of the Merger Consideration over the exercise price per share of the Company Option, multiplied by (b) the total number of shares underlying the Company Option (net of any applicable tax withholding), subject to the same vesting schedule and other terms and conditions set forth in the documents governing the Company Option immediately prior to the Effective Time;

(v)
each restricted stock unit that was granted subject to time-based vesting only (each, a “Company RSU”) that was vested and outstanding immediately prior to the Effective Time was cancelled in exchange for an amount in cash equal to the number of shares underlying the Company RSU multiplied by the Merger Consideration (net of any applicable tax withholding);

(vi)
each unvested Company RSU outstanding immediately prior to the Effective Time was cancelled in exchange for a conditional right to receive cash equal to the number of shares underlying the Company RSU multiplied by the Merger Consideration (net of any applicable tax withholding), subject to the same vesting schedule and, as set forth in the Merger Agreement, the other terms and conditions set forth in the documents governing the Company RSU immediately prior to the Effective Time;

(vii)
each restricted stock unit that was granted subject to performance-based vesting (each, a “Company PRSU”) that was outstanding and no longer subject to performance-based vesting immediately prior to the Effective Time vested as of the Effective Time (“Vested PRSUs”). Parent shall cause the Surviving Corporation (as defined in the Merger Agreement), as soon as reasonably practicable after the Effective Time, to pay to the holders of such Vested PRSUs an amount in cash in respect thereof equal to the product of (a) the Merger Consideration and (b) the total number of shares underlying such Vested PRSUs (net of any applicable tax withholding); and

(viii)
each Company PRSU that was subject to vesting (an “Unvested PRSU”) was converted into the conditional right to receive an amount in cash equal to the product of (a) the total number of shares underlying such Unvested PRSU and (b) the Merger Consideration (net of any applicable tax withholding), subject to the same vesting terms and, as set forth in the Merger Agreement, to the other terms and conditions set forth in the applicable documents (including any applicable plan and agreement or other document evidencing such Unvested PRSU) immediately prior to the Effective Time, including all performance-based vesting conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The disclosure set forth in the Introductory Note of this Current Report is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on August 22, 2024, the Company notified the NYSE American exchange (the “NYSE American”) of the consummation of the Merger and requested that the NYSE American file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). NYSE American filed the Form 25 with the SEC on August 22, 2024. The Common Stock will be suspended from listing on the NYSE American on August 22, 2024. The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the deregistration of the common stock under Section 12(g) of the Exchange Act, and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The disclosures set forth in the Introductory Note of this Current Report and in Item 2.01 of this Current Report are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 2.01, Item 3.01, Item 5.01, and Item 5.03 are incorporated herein by reference.

In connection with the completion of the Merger, at the Effective Time, holders of Company Shares, Company Options, Company RSUs and Company PRSUs ceased to have any rights in connection with their holding of such securities (other than their right to receive the Merger Consideration, or the applicable amount thereof, as described in Item 2.01 above) and accordingly, no longer have any interest in the Company’s future earnings or growth.

Item 5.01 Changes in Control of Registrant.

The disclosures set forth under the Introductory Note, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and the Company became a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In connection with the consummation of the Merger, and effective as of the Effective Time, each of Anthony Fernando, David Milne, Andrea Biffi, Kevin Hobert, Elizabeth Kwo, Richard Pfenniger and William Starling, Jr., the members of the Board of Directors of the Company (the “Board”), holding these positions immediately prior to the effective time resigned from the Board and from all Board committees on which these directors served. These resignations were required under the terms of the Merger Agreement and were not a result of any disagreement between the Company and any director on any matter relating to the Company’s operations, policies, or practices.

As of the Effective Time, in accordance with the Merger Agreement, Sonal Matai and Nadim Abi Malhab, the directors of Merger Sub immediately prior to the Effective Time, became directors of the Company.

Officers

As of the Effective Time, in accordance with the Merger Agreement, the executive officers of the Company immediately prior to the Merger remained in their respective positions as the executive officers of the Company.

The disclosures set forth in the Introductory Note of this Current Report and Item 2.01 of this Current Report are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s Certificate of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

The disclosures set forth in the Introductory Note of this Current Report and Item 2.01 of this Current Report are incorporated herein by reference.

Item 8.01.         Other Events

On August 22, 2024, the Company and KARL STORZ issued a joint press release announcing that the Merger had closed. The Press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On August 22, 2024, the Company notified the holders of its Warrants to Purchase Common Stock issued on July 31, 2023 (the “2023 Warrants”) and its Series D Warrants to Purchase Common Stock issued on March 10, 2020 (the "Series D Warrants") of the closing of the Merger, with the form of such notices attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description

† 2.1	Agreement and Plan of Merger, dated as of June 6, 2024, by and among Asensus Surgical, Inc., KARL STORZ Endoscopy-America, Inc. and Karl Storz California Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on June 7, 2024)

3.1 *	Amended and Restated Certificate of Incorporation of the Company

3.2 *	Amended and Restated Bylaws of the Company

99.1 *	Press Release issued August 22, 2024 by Asensus Surgical, Inc. and KARL STORZ

99.2 *	Form of Notice to 2023 Warrant holders.

99.3 *	Form of Notice to Series D Warrant holders.

104	Cover Page Interactive Data File (formatted in inline XBRL)

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

*         Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASENSUS SURGICAL, INC.

Date: August 22, 2024	/s/ Shameze Rampertab
Shameze Rampertab
Executive Vice President and Chief
Financial Officer